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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              ___________________




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 April 29, 1996
                                 Date of Report
                       (Date of earliest event reported)



                        NASHVILLE COUNTRY CLUB, INC.
           (Exact name of registrant as specified in its charter)


          Tennessee                    0-22582                  62-1535897
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


                          402 Heritage Plantation Way
                           Hickory Valley, Tennessee
                    (Address of principal executive offices)

                                     38042
                                   (Zip Code)


                                 (901) 764-2300
              (Registrant's telephone number, including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On April 29, 1996, The Village at Breckenridge Acquisition Corp., Inc. and Property Management Acquisition Corp., Inc., each Tennessee corporations and wholly-owned subsidiaries of Nashville Country Club, Inc. (the "Registrant"), acquired The Village at Breckenridge Resort (the "Resort"), located in Breckenridge, Colorado, for approximately $31 million pursuant to a Purchase and Sale Agreement, dated March 15, 1996 (the "Purchase Agreement"), among the Registrant and IBEX Breckenridge Partners, Ltd., Oklawaha Farms, Inc., Breckenridge Resort Group and IBEX Hotel and Resort Management Group (collectively, the "Sellers").

         Pursuant to the Purchase Agreement, the Registrant assumed approximately $20.8 million of outstanding indebtedness and approximately $2.2 million of working capital deficit on the Resort as of December 31, 1995, and paid the balance of the purchase price in cash and through the issuance to the Sellers of 417,525 shares of the Registrant's common stock, no par value per share ("Common Stock"). The total purchase price and structure of the consideration paid was determined by negotiation between the Registrant and the Sellers. The source of the cash consideration was a portion of the proceeds of the Registrant's public offering of 1,200,000 units (the "Units"), each Unit consisting of two shares of Common Stock and one redeemable common stock purchase warrant. Prior to commencing negotiation of the Purchase Agreement, there was no material relationship between (i) the Registrant, any of its affiliates, any of its officers or directors, or any associate of such officers and directors, and (ii) the Sellers, any affiliates of the Sellers, any of the Sellers' officers or directors or any associate of such officers and directors.

         The Resort consists primarily of the 60-room Village Hotel, the 71-room Breckenridge Mountain Lodge, eight restaurants and 120,000 rentable square feet of commercial and meeting space. Pursuant to the Purchase Agreement, the Registrant also acquired management contracts relating to the management of 301 residential housing units located within and outside of the Resort and a full-service travel agency. The 60-room Village Hotel and 220 other residential units managed by the Resort are currently being operated as a Wyndham Resort pursuant to a ten-year franchise agreement with Wyndham Hotel Company.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(A)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         The following financial statements of The Village at Breckenridge Resort are hereby incorporated by reference from the Registrant's Registration Statement on Form SB-2 (Registration No. 33-97890):
         Report of Independent Auditors
         Combined Balance Sheet as of December 31, 1995
         For the Year Ended December 31, 1995, the Two Months Ended December 31, 1994 and the Ten Months Ended
             October 31, 1994:
             Combined Statements of Operations
             Combined Statements of Partners' and Stockholders' Equity Combined Statements of Cash Flows
         Notes to Combined Financial Statements

(B)      RESTATED AND PRO FORMA FINANCIAL INFORMATION

         The following financial information of the Registrant is hereby incorporated by reference from the Registrant's Registration Statement on Form SB-2 (Registration No. 33-97890):

         Unaudited Proforma Combined Balance Sheet as of December 31, 1995 Unaudited Proforma Combined Statement of Operation For the Year Ended December 31, 1995

(C)      EXHIBITS.

Exhibit number and description

         (2) Plan of Acquisition, Reorganization, Arrangement, Liquidation or Succession

         2.1 Purchase and Sale Agreement, dated as of March 15, 1996, among Nashville Country Club, Inc., Oklawaha Farms, Inc., IBEX Breckenridge Partners, Ltd., Breckenridge Resort Group and IBEX Hotel and Resort Management Group, Inc.*

         (23)    Consents

         23.1    Consent of Ehrhardt Keefe Steiner & Hottman P.C.


___________________

* Incorporated by reference to the same exhibit number in the Registrant's Annual Report on Form 10-KSB filed March 29, 1996, as amended by Form 10-KSB/A filed April 18, 1996.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NASHVILLE COUNTRY CLUB, INC.



Date:  May 15, 1996                        BY: /s/ Thomas J. Weaver III
                                              ------------------------------
                                                   Thomas J. Weaver III
                                                   President





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                               INDEX TO EXHIBITS
                                                                   Sequentially
Exhibit                                                              Numbered
Number                       Description of Document                   Page
- -------                      -----------------------                   ----

 2.1 Purchase and Sale Agreement, dated as of March 15, 1996, among Nashville Country Club, Inc., Oklawaha Farms, Inc., IBEX Breckenridge Partners, Ltd., Breckenridge Resort Group and IBEX Hotel and Resort Management Group, Inc.*
 23.1          Consent of Ehrhardt Keefe Steiner & Hottman P.C.

___________________

* Incorporated by reference to the same exhibit number in the Registrant's Annual Report on Form 10-KSB filed March 29, 1996, as amended by Form 10-KSB/A filed April 18, 1996.